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ASSET-BACKED FINANCING FACILITY                                     Exhibit 21.1
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                     DECEMBER 1, 2000 - DECEMBER 31, 2000

SETTLEMENT DATE:                       16-JAN-01


A.   SERIES INFORMATION:

     ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
     SERIES 2000-1

I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)   Beginning Aggregate Contract Principal Balance ...................................................    $336,484,225.32
                                                                                                                  ---------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts .............................    $ 12,311,209.56
                                                                                                                  ---------------
     (c.)   Contract Principal Balance of Charged-Off Contracts ..............................................    $  1,122,226.60
                                                                                                                  ---------------
     (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of
            this Settlement Date .............................................................................    $323,050,789.16
                                                                                                                  ---------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
            THIS RELATED COLLECTION PERIOD)
     (e.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)                  0.6827552                                      $224,747,309.63
                                                                   ---------                                      ---------------
     (e1.)  Ending Class A-1 Principal Balance                     0.4239474                   $ 76,855,309.63
                                                                   ---------                   ---------------
     (e2.)  Ending Class A-2 Principal Balance                     1.0000000                   $ 63,269,000.00
                                                                   ---------                   ---------------
     (e3.)  Ending Class A-3 Principal Balance                     1.0000000                   $ 84,623,000.00
                                                                   ---------                   ---------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)                  0.6827552                                      $ 19,263,938.20
                                                                   ---------                                      ---------------
     (g.)   Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)                  0.6827552                                      $ 12,842,625.85
                                                                   ---------                                      ---------------
     (h.)   Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)                  0.6827553                                      $  6,421,313.49
                                                                   ---------                                      ---------------
     (i.)   Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)                  0.6869716                                      $ 16,152,075.23
                                                                   ---------                                      ---------------
     (j.)   Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)                  0.6869716                                      $ 41,997,673.24
                                                                   ---------                                      ---------------



II.  COMPLIANCE RATIOS:

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ....................................    $368,245,299.21
                                                                                                                  ---------------
     (b.)   CBR of Contracts 1 - 30 days delinquent ..........................................................    $ 45,552,028.69
                                                                                                                  ---------------
     (c.)   % of Delinquent Contracts 1- 30 days as of the related Calculation Date .........................              12.37%
                                                                                                                  ---------------
     (d.)   CBR of Contracts 31 - 60 days delinquent .........................................................    $ 14,266,274.01
                                                                                                                  ---------------
     (e.)   % of Delinquent Contracts 31- 60 days as of the related Calculation Date .........................               3.87%
                                                                                                                  ---------------
     (f.)   CBR of Contracts 61 - 90 days delinquent .........................................................    $  7,161,583.61

     (g)    % of Delinquent Contracts 61 - 90 days as of the related Calculation Date .........................              1.94%
                                                                                                                  ---------------
     (h.)   CBR of Contracts > 91 days delinquent ............................................................    $  4,493,830.91
                                                                                                                  ---------------
     (i.)   % of Delinquent Contracts > 91 days as of the related Calculation Date ...........................               1.22%
                                                                                                                  ---------------
     (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .....................               7.04%
                                                                                                                  ---------------
     (j2.)  Month 2:          Nov-00 .........................................................................               6.71%
                                                                                                                  ---------------
     (j3.)  Month 3:          Oct-00 .........................................................................               6.45%
                                                                                                                  ---------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ............................               6.73%
                                                                                                                  ---------------
     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ...........................               3.34%
                                                                                                                  ---------------
     (k2.)  Month 2:          Nov-00 .........................................................................               3.31%
                                                                                                                  ---------------
     (k3.)  Month 3:          Oct-00 .........................................................................               4.67%
                                                                                                                  ---------------
     (k4.)  Three month rolling average % for Defaulted Contracts ............................................               3.77%
                                                                                                                  ---------------


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
     (l1.)  Cumulative Net Loss Percentage ...................................................................             3.2291%
                                                                                                                  ---------------
     (l2.)  Does the Cumulative Net Loss % exceed ............................................................
     (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th
            Collection Period? Y or N ........................................................................                 NO
                                                                                                                  ---------------
     (l4.)  The Loss Trigger Level % from 13th Collection Period to and
            including 24th Collection Period? Y or N .........................................................                N/A
                                                                                                                  ---------------
     (l5.)  The Loss Trigger Level % from 25th Collection Period and
            thereafter? Y or N ...............................................................................                N/A
                                                                                                                  ---------------
     (m5.)  Is there currently a Trigger Event which has not been cured for this
            payment date Y or N ..............................................................................                 NO
                                                                                                                  ---------------
     (m5.)  Is there currently an Event of Default for this payment date Y or N ..............................                 NO
                                                                                                                  ---------------


III. FLOW OF FUNDS:

     (1.)   The amount on deposit in Available Funds .........................................................    $ 15,026,142.52
                                                                                                                  ---------------
     (2.)   Amounts deposited, if any, by the Servicer to the Collection Account
            for contracts repurchased ........................................................................    $     40,095.26
                                                                                                                  ---------------
     (3.)   Total deposits in the Collection Account to be used as available
            funds on this Payment Date (1+2) .................................................................    $ 15,066,237.78
                                                                                                                  ---------------
     (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts ....................................    $    122,704.83
                                                                                                                  ---------------
     (a.)   To the Trustee, trustee fees and expenses subject to an annual limit .............................                --
                                                                                                                  ---------------
     (b.)   To the Servicer, any unrecoverable servicer advances / initial
            unpaid balance amounts ...........................................................................    $           --
                                                                                                                  ---------------
     (c.)   To the Servicer, the servicing fee then due and miscellaneous
            amounts, if any ..................................................................................    $    280,403.52
                                                                                                                  ---------------

            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
            INTEREST
     (d.)   To Class A, the total Class A Note Interest for the related interest
            accrual period ...................................................................................    $  1,397,082.10
                                                                                                                  ---------------
                              Interest on Class A-1 Notes .................................    $    492,373.84
                                                                                               ---------------
                              Interest on Class A-2 Notes .................................    $    382,513.83
                                                                                               ---------------
                              Interest on Class A-3 Notes .................................    $    522,194.43
                                                                                               ---------------
     (e.)   Interest on Class B Notes for the related interest accrual period ................................    $    126,506.85
                                                                                                                  ---------------
     (f.)   Interest on Class C Notes for the related interest accrual period ................................    $     85,732.38
                                                                                                                  ---------------
     (g.)   Interest on Class D Notes for the related interest accrual period ................................    $     44,706.90
                                                                                                                  ---------------


            CLASS E INTEREST:
     (h1.)  If Class E Noteholder is not Originator, then Interest on Class E
            Notes for the related interest accrual period or otherwise $0 ....................................                --
                                                                                                                  ---------------
     (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A,
            Class B, Class C and Class D notes or otherwise $0 ............................    $    143,702.67
                                                                                               ---------------



            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
            PRINCIPAL

     (i1.)  Class A percentage ............................................................         0.69999903
                                                                                               ---------------
     (i2.)  To Class A, amount from reserve account, if any ...............................                --
                                                                                               ---------------
     (i3.)  To Class A, the Class A overdue principal, if any .............................                --
                                                                                               ---------------
     (i4.)  To Class A, the Class A monthly principal payment amount ......................    $  9,403,392.27
                                                                                               ---------------
     (i5.)  To Class A, the additional principal, if any, allocable from Class E
            interest amount ...............................................................    $    122,673.12
                                                                                               ---------------
     (i6.)  To Class A, the additional principal, if any, allocable from Class F
            floor amount ..................................................................                --
                                                                                               ---------------
     (i7.)  Total principal payment to Class A (i2-i6) ....................................    $  9,526,066.10
                                                                                               ---------------
     (i8.)                    Principal payment to Class A-1 Noteholders .....................................    $  9,526,066.10
                                                                                                                  ---------------
     (i9.)                    Principal payment to Class A-2 Noteholders .....................................                --
                                                                                                                  ---------------
     (i10.)                   Principal payment to Class A-3 Noteholders .....................................                --
                                                                                                                  ---------------

     (j1.)  Class B percentage ............................................................        0.059999551
                                                                                               ---------------
     (j2.)  To Class B, amount from reserve account, if any ...............................                --
                                                                                               ---------------
     (j3.)  To Class B, the Class B overdue principal, if any .............................                --
                                                                                               ---------------
     (j4.)  To Class B, the Class B monthly principal payment amount ......................    $    806,000.14
                                                                                               ---------------
     (j5.)  To Class B, the additional principal, if any, allocable from Class E
            interest amount ...............................................................    $     10,514.78
                                                                                               ---------------
     (j6.)  To Class B, the additional principal, if any, allocable from Class F
            floor amount ..................................................................                --
                                                                                               ---------------
     (j7.)  Total principal payment to Class B Noteholders (j2-j6) ...........................................    $    816,514.98
                                                                                                                  ---------------

     (k1.)  Class C percentage ............................................................        0.039999701
                                                                                               ---------------
     (j2.)  To Class C, amount from reserve account, if any ...............................                --
                                                                                               ---------------
     (k3.)  To Class C, the Class C overdue principal, if any .............................                --
                                                                                               ---------------
     (k4.)  To Class C, the Class C monthly principal payment amount ......................    $    537,333.43
                                                                                               ---------------
     (k5.)  To Class C, the additional principal, if any, allocable from Class E
            interest amount ...............................................................    $      7,009.85
                                                                                               ---------------
     (k6.)  To Class C, the additional principal, if any, allocable from Class F
            floor amount ..................................................................                --
                                                                                               ---------------


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
     (k7.)  Total principal payment to Class C Noteholders (k2-k6) ...........................................    $    544,343.28
                                                                                                                  ---------------

     (l1.)  Class D percentage ............................................................         0.01999985
                                                                                               ---------------
     (l2.)  To Class D, amount from reserve account, if any ...............................                --
                                                                                               ---------------
     (l3.)  To Class D, the Class D overdue principal, if any .............................                --
                                                                                               ---------------
     (l4.)  To Class D, the Class D monthly principal payment amount ......................    $    268,666.71
                                                                                               ---------------
     (l5.)  To Class D, the additional principal, if any, allocable from Class E
            interest amount ...............................................................    $      3,504.93
                                                                                               ---------------
     (l6.)  To Class D, the additional principal, if any, allocable from Class F
            floor amount ..................................................................                --
                                                                                               ---------------
     (l7.)  Total principal payment to Class D Noteholders (l2-l6) ...........................................    $    272,171.64
                                                                                                                  ---------------
            *additional Class D principal allocable from Class E interest adjusted for prior period
     (m1.)  Class E percentage ............................................................        0.049998563
                                                                                               ---------------
     (m2.)  To Class E, amount from reserve account, if any ...............................    $           --
                                                                                               ---------------
     (m3.)  To Class E, the Class E overdue principal, if any .............................                --
                                                                                               ---------------
     (m4.)  To Class E, the Class E monthly principal payment amount ......................    $    671,652.50
                                                                                               ---------------
     (m5.)  To Class E, the additional principal, if any, allocable from Class F
            floor amount ..................................................................                --
                                                                                               ---------------
     (m6.)  Total principal payment to Class E Noteholders (m2-m5) ...........................................    $    671,652.50


                                                                                                                  ---------------
            TO THE RESERVE ACCOUNT:
      (4.)  The amount, if any, needed to maintain the amount in the reserve
            account at the required reserve amount ...........................................................    $           --
                                                                                                                  ---------------


            CLASS F PAYMENTS:
     (n1.)  Sub-Total of funds disbursed through the Reserve Account ......................    $ 13,887,885.08
                                                                                               ---------------
     (n2.)  Funds available to be paid to Class F .........................................    $  1,178,352.70
                                                                                               ---------------

     (n3.)  Class F percentage ............................................................        0.130003314
                                                                                               ---------------
     (n4.)  Class F floor amount ..........................................................    $  9,405,070.31
                                                                                               ---------------
     (n5.)  Class F principal balance before payment of principal on this
            payment date ..................................................................    $ 43,744,064.46
                                                                                               ---------------

     (n6.)  If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:
     (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to
            Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been
            reduced to the Class F floor amount and (b) funds available ......................................    $  1,178,352.70
                                                                                                                  ---------------


     (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .................................................................
                                                                                                                  ---------------

            TO THE TRUSTEE:
     (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit ..........................................................................................
                                                                                                                  ---------------

            TO THE ISSUERS:
     (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
            payments are made above ..........................................................................    $           --
                                                                                                                  ---------------




IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the
            Collection Period ................................................................................    $  4,034,945.56
                                                                                                                  ---------------
     (b.)   Servicer Advances reimbursed during the Collection Period ........................................    $     32,535.19
                                                                                                                  ---------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date ..................................................................................    $           --
                                                                                                                  ---------------
     (d.)   Servicer Advances made during the related Collection Period ......................................    $    318,316.10
                                                                                                                  ---------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period ...........................................................................................    $  4,320,726.47
                                                                                                                  ---------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made ....................................................................................                --
                                                                                                                  ---------------


V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period ..............................    $  4,702,535.15
                                                                                                                  ---------------
     (b.)   Reserve Account initial deposit ..................................................................
                                                                                                                  ---------------
     (c.)   Amount of interest earnings reinvested for the related Monthly
            Period ...........................................................................................    $           --
                                                                                                                  ---------------
     (d.)   Amounts used to cover shortfalls, if any, for the related Collection
            Period ...........................................................................................
                                                                                                                  ---------------
     (e.)   Amounts used as required in a Trigger Event, if any, for the
            related Collection Period ........................................................................    $           --
                                                                                                                  ---------------
     (f.)   Amounts transferred in from the Collection Account, if applicable
            (line 4) .........................................................................................    $           --
                                                                                                                  ---------------
     (g.)   Interest earnings for the related Monthly Period .................................................    $     25,803.84
                                                                                                                  ---------------
     (h.)   Interest earnings withdrawn and included as Available Funds for the
            related Monthly Period ...........................................................................    $     25,803.84
                                                                                                                  ---------------


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
                                                                                                                 ----------------
     (i.)   Amount on deposit at the end of the related Collection Period ....................................    $  4,702,535.15
                                                                                                                  ---------------

     (j.)   Is the Required Reserve Amount equal to the balance in the Reserve
            Account as of the related Collection period? Y or N .............................................                   Y
                                                                                                                  ---------------

VI.  ADVANCE PAYMENTS

     (a.)   Beginning aggregate Advance Payments .............................................................    $  2,806,655.38
                                                                                                                  ---------------
     (b.)   Add: Amount of Advance Payments collected during the related
            Collection Period ................................................................................    $  1,535,585.85
                                                                                                                  ---------------
     (c.)   Add: Investment earnings for the related Collection Period .......................................    $           --
                                                                                                                  ---------------
     (d.)   Less: Amount of Advance Payments withdrawn for deposit into
            Facility Account .................................................................................    $  2,059,290.65
                                                                                                                  ---------------
     (e.)   Ending aggregate Advance Payments ................................................................    $  2,282,950.58
                                                                                                                  ---------------

     ADVANTA BANK CORP., AS SERVICER

     BY:       /s/ KIRK WEILER
               -----------------------------

     TITLE:    V.P. Finance/Treasurer
               -----------------------------

     DATE:     11/11/00
               -----------------------------


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